Exhibit 99.1

News Release
For Immediate Release

Sallie Mae Commences Tender Offer to Purchase Up to 2,000,000 Shares of its Floating Rate Non-Cumulative Preferred Stock Series B
NEWARK, Del., Oct. 27, 2020 -- Sallie Mae ® (Nasdaq: SLM), formally SLM Corporation, announced today the commencement of a cash tender offer (the “Offer”) to purchase up to 2,000,000 shares (the “Maximum Share Amount”) of its Floating Rate Non-Cumulative Preferred Stock, Series B, par value $0.20 per share (the “Securities”).

Series of Securities	CUSIP No.	Liquidation Preference Per Share	Aggregate Liquidation Preference Outstanding	Offer Price
Floating Rate Non-Cumulative Preferred Stock, Series B, par value $0.20 per share	78442P502	$100	$400,000,000	$45 per share

The Offer will expire on Nov. 24, 2020 at 11:59 p.m., New York City time, unless the Company extends it (such time and date, as the same may be extended, the “Expiration Date”).

The consideration for each Security tendered and accepted for purchase pursuant to the Offer will equal $45 (the “Offer Price”), plus Accrued Dividends. As used in the Offer to Purchase (as defined below), “Accrued Dividends” means, for each Security, accrued and unpaid dividends, if any, from the last dividend payment date with respect to such Security up to, but not including, the Settlement Date (as defined below) of the Offer, assuming for the purposes of the Offer that such a dividend for such Security had, in fact, been declared during such period.

If the aggregate number of Securities that are validly tendered and not properly withdrawn as of the Expiration Date (the “Total Tendered Amount”) exceeds the Maximum Share Amount, the Company will accept for purchase that number of Securities that does not result in the Total Tendered Amount exceeding the Maximum Share Amount. In that event, the Securities accepted for purchase will be subject to proration, as described in the Offer to Purchase.

The Company will pay the purchase price for the Securities it purchases promptly after the Expiration Date and the acceptance of the Securities for purchase. The date on which such payment is made is referred to as the “Settlement Date.”

Securities tendered pursuant to the Offer may be validly withdrawn at any time on or prior to the Expiration Date by following the procedures described in the Offer to Purchase.

The terms and conditions of the Offer are described in the Offer to Purchase, dated Oct. 27, 2020 (the “Offer to Purchase”), and the accompanying Letter of Transmittal, dated Oct. 27, 2020 (together with the Offer to Purchase, the “Offer Materials”). The Offer is subject to the satisfaction or waiver of certain conditions specified in the Offer Materials, including the receipt by the Company of gross proceeds from an issuance of senior unsecured debt securities of at least $500 million, on terms and subject to conditions reasonably satisfactory to the Company (the “Financing Condition”). On Oct. 26, 2020, the Company announced that it had priced an offering of $500 million of 4.200% Senior Unsecured Notes due 2025. The Company expects the offering to settle on Oct. 29, 2020, at which time the Financing Condition will be satisfied.

Upon request, the Offer Materials will be mailed to record holders of Securities and will be furnished to brokers, dealers, commercial banks, trust companies or other nominee stockholders and similar persons whose names, or the names of whose nominees, appear on the Company’s stockholder list or, if applicable, who are listed as participants in a clearing agency’s security position listing for subsequent transmittal to beneficial owners of the Securities. The Offer Materials contain important information that holders are urged to read before any decision is made with respect to the Offer.

Pursuant to Rule 13e-4(c)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is filing with the Securities and Exchange Commission (the “SEC”) an Issuer Tender Offer Statement on Schedule TO, which contains additional information with respect to the Offer. The Schedule TO, including the exhibits and any amendments and supplements thereto, may be examined, and copies may be obtained, at the SEC’s website at www.sec.gov.

J.P. Morgan Securities LLC is acting as dealer manager for the Offer. For additional information regarding the terms of the Offer, please contact: J.P. Morgan Securities LLC at (866) 834-4666 (toll-free) or (212) 834-8553 (collect). To confirm delivery of Securities, please contact D.F. King & Co., Inc., which is acting as the tender agent and information agent for the Offer, at (877) 283-0322 (toll-free) or (212) 269-5550 (banks and brokers).

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER OR SOLICITATION TO PURCHASE SECURITIES. THE OFFER IS BEING MADE SOLELY PURSUANT TO THE OFFER MATERIALS, WHICH SET FORTH THE COMPLETE TERMS OF THE OFFER THAT HOLDERS OF THE SECURITIES SHOULD CAREFULLY READ PRIOR TO MAKING ANY DECISION.

THE COMPANY IS NOT MAKING THE OFFER TO (NOR WILL IT ACCEPT ANY TENDER OF SECURITIES FROM OR ON BEHALF OF) HOLDERS OF SECURITIES IN ANY JURISDICTION IN WHICH THE MAKING OF THE OFFER OR THE ACCEPTANCE OF ANY TENDER OF SECURITIES WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION, PROVIDED THAT THE COMPANY WILL COMPLY WITH THE REQUIREMENTS OF RULE 13E-4(F)(8) PROMULGATED UNDER THE EXCHANGE ACT. HOWEVER, THE COMPANY MAY, AT ITS DISCRETION, TAKE SUCH ACTION AS THE COMPANY MAY DEEM NECESSARY FOR IT TO MAKE THE OFFER IN ANY SUCH JURISDICTION AND EXTEND THE OFFER TO HOLDERS OF SECURITIES IN SUCH JURISDICTION. IN ANY JURISDICTION THE SECURITIES OR BLUE SKY LAWS OF WHICH REQUIRE THE OFFER TO BE MADE BY A LICENSED BROKER OR DEALER, THE OFFER SHALL BE DEEMED TO BE MADE ON THE COMPANY’S BEHALF BY ONE OR MORE REGISTERED BROKERS OR DEALERS WHICH ARE LICENSED UNDER THE LAWS OF SUCH JURISDICTION.

Additional Information Regarding the Tender Offer

The Offer has not yet commenced. This communication is for informational purposes only. This communication is not a recommendation to buy or sell the Securities or any other securities, and it is neither an offer to purchase nor a solicitation of an offer to sell the Securities or any other securities. On the commencement date of the Offer, SLM Corporation will file a tender offer statement on Schedule TO, including the Offer to Purchase, Letter of Transmittal and related materials, with the SEC. The Offer will only be made pursuant to the Offer to Purchase, Letter of Transmittal and related materials filed as a part of the Schedule TO. Holders of the Securities should read carefully the Offer to Purchase, Letter of Transmittal and related materials because they contain important information, including the various terms of, and conditions to, the Offer. Once the Offer is commenced, holders of the Securities will be able to obtain a free copy of the tender offer statement on Schedule TO, the Offer to Purchase, Letter of Transmittal and other documents that SLM Corporation will be filing with the SEC at the SEC’s website at www.sec.gov or from the information agent for the Offer.

Sallie Mae (Nasdaq: SLM) believes education and life-long learning, in all forms, help people achieve great things. As the leader in private student lending, we provide financing and know-how to support access to college and offer products and resources to help customers make new goals and experiences, beyond college, happen. Learn more at SallieMae.com. Commonly known as Sallie Mae, SLM Corporation and its subsidiaries are not sponsored by or agencies of the United States of America.

Forward-Looking Statements

This press release contains “forward-looking statements” and information based on management’s current expectations as of the date of this release. Statements that are not historical facts, including statements about the Company’s beliefs, opinions or expectations and statements that assume or are dependent upon future events, are forward-looking statements. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. These factors are described in the Company’s SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2019 and its subsequent reports on Forms 10-Q and 8-K. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to conform such statements to actual results or changes in its expectations.

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Contacts:
Media:
Rick Castellano
302-451-2541
rick.castellano@salliemae.com

Investors:
Brian Cronin
302-451-0304
brian.cronin@salliemae.com

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